Guarantees granted, commitments and contingent liabilities	12 Months Ended
Dec. 31, 2017
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Guarantees granted, commitments and contingent liabilities
Guarantees granted, commitments and contingent liabilities
Guarantees granted
At December 31, 2017, the Group had pledged guarantees on the debt or commitments of third parties totaling €5 million (€8 million at December 31, 2016), as well as guarantees of €4 million on related party debt (€2 million at
December 31, 2016).
SCUSA Private-label financing agreement
In February 2013, FCA US entered into a private-label financing agreement (the “SCUSA Agreement”) with Santander Consumer USA Inc. (“SCUSA”), an affiliate of Banco Santander, which launched on May 1, 2013. Under the SCUSA Agreement, SCUSA provides a wide range of wholesale and retail financing services to FCA US's dealers and consumers in accordance with its usual and customary lending standards, under the Chrysler Capital brand name.
The SCUSA Agreement has a ten-year term from February 2013, subject to early termination in certain circumstances, including the failure by a party to comply with certain of its ongoing obligations under the SCUSA Agreement. In accordance with the terms of the agreement, SCUSA provided an upfront, nonrefundable payment of €109 million (U.S.$150 million) in May 2013, which was recognized as deferred revenue and is amortized over ten years. At December 31, 2017, €67 million (U.S.$80 million) remained in deferred revenue.
From time to time, FCA US works with certain lenders to subsidize interest rates or cash payments at the inception of a financing arrangement to incentivize customers to purchase its vehicles, a practice known as “subvention.” FCA US has provided SCUSA with limited exclusivity rights to participate in specified minimum percentages of certain of its retail financing rate subvention programs. SCUSA has committed to certain revenue sharing arrangements, as well as to consider future revenue sharing opportunities. SCUSA bears the risk of loss on loans contemplated by the SCUSA Agreement. The parties share in any residual gains and losses in respect of consumer leases, subject to specific provisions in the SCUSA Agreement, including limitations on FCA US participation in gains and losses.
Other repurchase obligations
In accordance with the terms of other wholesale financing arrangements in Mexico, FCA Mexico is required to repurchase dealer inventory financed under these arrangements, upon certain triggering events and with certain exceptions, including in the event of an actual or constructive termination of a dealer’s franchise agreement. These obligations exclude certain vehicles including, but not limited to, vehicles that have been damaged or altered, that are missing equipment or that have excessive mileage or an original invoice date that is more than one year prior to the repurchase date. In December 2015, FCA Mexico entered into a ten-year private label financing agreement with FC Financial, S.A De C.V., Sofom, E.R., Grupo Financiaro Inbursa (“FC Financial”), a wholly owned subsidiary of Banco Inbursa, under which FC Financial provides a wide range of financial wholesale and retail financial services to FCA Mexico's dealers and retail customers under the FCA Financial Mexico brand name. The wholesale repurchase obligation under the new agreement will be limited to wholesale purchases in case of actual or constructive termination of a dealer's franchise agreement.
At December 31, 2017, the maximum potential amount of future payments required to be made in accordance with these wholesale financing arrangements was approximately €285 million (US$319 million) and was based on the aggregate repurchase value of eligible vehicles financed through such arrangements in the respective dealer’s stock. If vehicles are required to be repurchased through such arrangements, the total exposure would be reduced to the extent the vehicles can be resold to another dealer. The fair value of the guarantee was less than €0.1 million at December 31, 2017, which considers both the likelihood that the triggering events will occur and the estimated payment that would be made net of the estimated value of inventory that would be reacquired upon the occurrence of such events. These estimates are based on historical experience.
Arrangements with key suppliers
From time to time, in the ordinary course of our business, the Group enters into various arrangements with key third party suppliers in order to establish strategic and technological advantages. A limited number of these arrangements contain unconditional purchase obligations to purchase a fixed or minimum quantity of goods and/or services with fixed and determinable price provisions. Future minimum purchase obligations under these arrangements at December 31, 2017 were as follows:

(€ million)
2018	€817
2019	€583
2020	€515
2021	€325
2022	€198
2023 and thereafter	€53

Operating lease contracts
The Group has operating lease contracts for the right to use industrial buildings and equipment with an average term of 10-20 years and 3-5 years, respectively. The following table summarizes the total future minimum lease payments under non-cancellable lease contracts:

	At December 31, 2017
	Due within one year	Due between one and three years	Due between three and five years	Due beyond five years	Total
	(€ million)
Future minimum lease payments under operating lease agreements	€352	€457	€298	€396	€1,503

During 2017, the Group recognized lease payments expense of €341 million (€339 million in 2016 and €246 million in 2015).
Other commitments, arrangements and contractual rights
UAW Labor Agreement
In October 2015, FCA US and the UAW agreed to a new four-year national collective bargaining agreement, which will expire in September 2019. The provisions of the new agreement continue certain opportunities for success-based compensation upon meeting certain quality and financial performance metrics. The agreement closes the pay gap between “Traditional” and “In-progression” employees over an eight-year period and will continue to provide UAW-represented employees with a simplified adjusted profit sharing plan. The adjusted profit sharing plan was effective for the 2016 plan year and is directly aligned with NAFTA profitability. The agreement included lump-sum payments in lieu of further wage increases of primarily U.S.$4,000 for “Traditional” employees and U.S.$3,000 for “In-progression” employees totaling approximately U.S.$141 million (€127 million) that was paid to UAW members on November 6, 2015. These payments are being amortized ratably over the four-year labor agreement period.
Italian labor agreement
In April 2015, a new four-year compensation agreement was signed by FCA companies in Italy within the automobiles business. The new compensation agreement was subsequently included into the new labor agreement and was extended to all FCA companies in Italy on July 7, 2015.
The compensation arrangement was effective retrospectively from January 1, 2015 through December 31, 2018 and incentivizes all employees toward achievement of the productivity, quality and profitability targets established in the 2015-2018 period of the 2014-2018 business plan developed in May 2014 by adding two variable additional elements to base pay:

•	an annual bonus calculated on the basis of production efficiencies achieved and the plant’s World Class Manufacturing audit status; and

•
a component linked to achievement of the financial targets established in the 2015-2018 period of the 2014-2018 business plan (“Business Plan Bonus”) for the EMEA region, including the activities of the premium brands Alfa Romeo and Maserati. A portion of the Business Plan Bonus is a guaranteed amount based on employees' base salaries and is paid over four years in quarterly installments, while the remaining portion is to be paid in March 2019 to active employees as of December 31, 2018, with at least two years of service during 2015 through 2018.

A total of €124 million, €117 million and €115 million was recorded as an expense for the compensation agreement for the years ended December 31, 2017, 2016 and 2015, respectively.
Canada labor agreement
FCA entered into a new four-year labor agreement with Unifor in Canada that was ratified on October 16, 2016. The terms of this agreement provide a two percent wage increase in the first and fourth years of the agreement for employees hired prior to September 24, 2012 and will continue to close the pay gap for employees hired on or after September 24, 2012 by revising a ten-year progressive pay scale plan. The agreement includes a lump sum payment in lieu of further wage increases of 6,000 Canadian dollars (“CAD$”) per employee totaling approximately CAD$55 million (approximately €38 million) that was paid to Unifor members on November 4, 2016. These payments will be amortized ratably over the four-year labor agreement period. The new agreement expires September 2020.
Sevel S.p.A.
As part of the Sevel cooperation agreement with Peugeot-Citroen SA (“PSA”), the Group was party to a call agreement with PSA whereby, from July 1, 2017 to September 30, 2017, the Group would have the right to acquire the residual interest in the joint operation Sevel with effect from December 31, 2017. During the period specified in the agreement the Group did not exercise its right to acquire the residual interest in the joint operation Sevel and such right expired.
Contingent liabilities
In connection with significant asset divestitures carried out in prior years, the Group provided indemnities to purchasers with the maximum amount of potential liability under these contracts generally capped at a percentage of the purchase price. These liabilities refer principally to potential liabilities arising from possible breaches of representations and warranties provided in the contracts and, in certain instances, environmental or tax matters, generally for a limited period of time. Potential obligations with respect to these indemnities were approximately €170 million and a total of €50 million has been recognized within Provisions related to these obligations as of December 31, 2017 and 2016. The Group has provided certain other indemnifications that do not limit potential payment and as such, it was not possible to estimate the maximum amount of potential future payments that could result from claims made under these indemnities.
Takata airbag inflators
On November 3, 2015, NHTSA issued the Takata Consent Order regarding Takata airbag inflators manufactured using non-desiccated Phase Stabilized Ammonium Nitrate (“PSAN”) that were installed in original equipment manufacturers' vehicles. On May 4, 2016, NHTSA published an amendment to the original Takata Consent Order which expanded the scope of the original consent order to include 7.6 million additional units of non-desiccated PSAN airbag inflators, of which approximately 2 million inflator units were deferred and not yet subject to recall. In compliance with the amendment to the Takata Consent Order, on May 16, 2016, Takata submitted a Defect and Noncompliance Information Report (“DIR”) to NHTSA declaring the non-desiccated PSAN airbag inflators defective. As a result, FCA US announced a recall of vehicles, assembled in NAFTA, related to the May 16, 2016 DIR, which represented approximately 5.6 million inflator units. Considering the estimated cost of the recall and the estimated participation rate of the recalls taking into account the age of the vehicles involved, we recognized €414 million within Cost of revenues for the year ended December 31, 2016. The charges reflected our assumptions on participation rate based on the Group's historical experience and industry data.
On January 2, 2018, Takata submitted a DIR to NHTSA declaring certain non-desiccated PSAN inflators contained in certain vehicles to be defective. As a result of Takata’s DIR, on January 9, 2018, FCA US submitted a DIR to NHTSA indicating that approximately 0.4 million units of the approximately 2 million inflator units that were deferred are now subject to recall. In accordance with IAS 10, Subsequent Events, and using the same assumptions based on our historical experience and industry data for the estimated participation rates taking into account the age of the vehicles involved, we recognized an additional provision of approximately €29 million within Cost of revenues for the year ended December 31, 2017. The remaining 1.6 million inflator units remain deferred and not yet subject to recall. As such, no costs have been accrued. We do not anticipate the cost associated with any potential recall would be material to the Group.
In December 2017, FCA started to inform the authorities in LATAM that preventative safety campaigns will be launched for certain non-desiccated PSAN inflators manufactured by Takata. Considering the estimated cost of the preventative safety campaign and the estimated participation rates, which take into account the age of the vehicles involved, a provision of €73 million has been recognized at December 31, 2017.
If our actual experience differs from our historical experience or industry data, this could result in an adjustment to the Takata warranty provision in the future. We continue to assess the condition and performance of airbag inflators supplied by Takata. While there have not been any known issues relating to the unrecalled units, as additional information, data and analysis become available and we continue discussions with our regulators, the number of inflator units that may become subject to recalls could be expanded. Any liability for the estimated cost for future recalls would be recognized in the period in which a recall becomes probable.
Emissions Matters
We have received inquiries from several regulatory authorities as they examine the on-road tailpipe emissions of several automakers’ vehicles. We are, when jurisdictionally appropriate, cooperating with a number of governmental agencies and authorities.
In particular, in Europe, we have been working with the Italian Ministry of Transport (“MIT”) and the Dutch Vehicle Regulator (“RDW”), the authorities that certified FCA diesel vehicles for sale in the European Union, and the UK Driver and Vehicle Standards Agency (“DVSA”). We also initially responded to inquiries from the German authority, the Kraftfahrt-Bundesamt (“KBA”), regarding emissions test results for our vehicles reported by KBA, and we discussed the KBA reported test results, our emission control calibrations and the features of the vehicles in question. After these initial discussions, the MIT, which has sole authority for regulatory compliance of the vehicles it has certified, asserted its exclusive jurisdiction over the matters raised by the KBA, tested the vehicles, determined that the vehicles complied with applicable European regulations and informed the KBA of its determination. Thereafter, mediations have been held under European Commission (“EC”) rules, between the MIT and the German Ministry of Transport and Digital Infrastructure (“BMVI”), which oversees the KBA, in an effort to resolve their differences. The mediation was concluded with no action being taken with respect to FCA. In May 2017, the EC announced its intention to open an infringement procedure against Italy regarding Italy's alleged failure to respond to EC's concerns regarding certain FCA emission control calibrations. The MIT has responded to the EC's allegations by confirming that the vehicles' approval process was correctly performed, which was borne out in material Italy provided during the mediation process.
In addition, at the request of the French Consumer Protection Agency, the French public prosecutor has been investigating diesel vehicles of a number of automakers including FCA, regarding whether the sale of those vehicles violated French consumer protection laws.
The results of these inquiries cannot be predicted at this time; however, the intervention by a number of governmental agencies and authorities has required significant management time, which may divert attention from other key aspects of our business plan, or may lead to further enforcement actions as well as penalties or obligations to modify or recall vehicles, any of which may have a material adverse effect on our business, results of operations and reputation.
On January 12, 2017, the U.S. Environmental Protection Agency (“EPA”) and the California Air Resources Board issued Notices of Violation related to certain software-based features in the emissions control systems in approximately 100,000 2014-2016 model year light-duty Ram 1500 and Jeep Grand Cherokee diesel vehicles. On May 23, 2017, the Environmental and Natural Resources Division of the U.S. Department of Justice (“DOJ-ENRD”) filed a civil lawsuit against us in connection with the concerns raised by the EPA. The complaint alleges that software-based features were not disclosed to the EPA as required during the vehicle emissions certification process, resulting in violations of the Clean Air Act. The complaint also alleges that certain of the software features bypass, defeat or render inoperative the vehicles’ emission control systems, causing the vehicles to emit higher levels of oxides of nitrogen (NOx) during certain normal real world driving conditions than during federal emissions tests. A number of private lawsuits relating to the vehicles have been filed in U.S. state and federal courts principally on behalf of consumers asserting fraud, violation of consumer protection laws, and other civil claims, including a putative class action that is proceeding in U.S. federal court in the Northern District of California. A number of other governmental agencies and authorities, including the U.S. Department of Justice, the U.S. Securities and Exchange Commission and various states Attorneys General have commenced related investigations.
We have been working with the EPA and the CARB to clarify issues related to the Company’s emissions control systems technology and announced in May that we had developed updated emissions software calibrations for our model year 2017 light-duty Ram 1500 and Jeep Grand Cherokee diesel vehicles that we believe address the agencies’ concerns.
Following this, we continued to work with the agencies on vehicle testing and refinements to these calibrations. The 2017 model year updates include modified emissions software calibrations, with no required hardware changes, and we believe that the modifications do not negatively impact the fuel efficiency or performance of the vehicles. In July 2017, we received vehicle emissions certifications from CARB and the EPA permitting the production and sale of our 2017 model year light-duty Ram 1500 and Jeep Grand Cherokee diesel vehicles in all 50 states. We continue to work with the EPA and CARB to seek their permission to use these modified emissions software calibrations to update the emissions control systems in our 2014-2016 model year light-duty Ram 1500 and Jeep Grand Cherokee diesel vehicles.
We are unable to predict the outcome of these investigations and litigation at this stage and due to the range of possible outcomes, we are unable to reliably estimate a range of probable losses. It is possible that the resolution of these matters may adversely affect our reputation with consumers, which may negatively impact demand for our vehicles and could have a material adverse effect on our business, financial condition and results of operations.
National Training Center
In connection with an on-going government investigation into matters at the UAW-Chrysler National Training Center, the U.S. Department of Justice has brought charges against a number of individuals including former FCA US employees and individuals associated with the UAW for, among other things, tax fraud and conspiring to provide money or other things of value to a UAW officer and UAW employees while acting in the interests of FCA US, in violation of the Labor Management Relations (Taft-Hartley) Act. We continue to cooperate with this investigation. Several putative class action lawsuits have been filed against FCA US in U.S. federal court alleging harm to UAW workers as a result of these acts. At this early stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
Sales Reporting
On July 18, 2016, we confirmed that the U.S. Securities and Exchange Commission had commenced an investigation into our reporting of vehicle unit sales to end customers in the U.S. and that inquiries into similar issues have been received from the U.S. Department of Justice. These vehicle unit sales reports relate to unit sales volumes primarily by dealers to consumers while we generally recognize revenues based on shipments to dealers and other customers and not on vehicle unit sales to consumers. We continue to cooperate with these investigations; however their outcome is uncertain and cannot be predicted at this time. At this stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
We are also aware of two putative securities class action lawsuits pending against us in the U.S. District Court for the Eastern District of Michigan making allegations with regard to our reporting of vehicle unit sales to end consumers in the U.S. At this early stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
Safety Recalls
On September 11, 2015, a putative securities class action complaint was filed in the U.S. District Court for the Southern District of New York against us alleging material misstatements regarding our compliance with regulatory requirements and that we failed to timely disclose certain expenses relating to our vehicle recall campaigns. On October 5, 2016, the district court dismissed the claims relating to the disclosure of vehicle recall campaign expenses but ruled that claims regarding the alleged misstatements regarding regulatory requirements would be allowed to proceed. On February 17, 2017, the plaintiffs amended their complaint to allege material misstatements regarding emissions compliance. On November 13, 2017, the Court denied our motion to dismiss the emissions-related claims. At this stage of the proceedings, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
Rear Impact Litigation
On July 9, 2012, a lawsuit was filed against FCA US in the Superior Court of Decatur County, Georgia, U.S. (the “Court”), with respect to a March 2012 fatality in a rear-impact collision involving a 1999 Jeep Grand Cherokee. Plaintiffs alleged that the manufacturer had acted in a reckless and wanton fashion when it designed and sold the vehicle due to the placement of the fuel tank behind the rear axle and had breached a duty to warn of the alleged danger. On April 2, 2015, a jury found in favor of the plaintiffs and the trial court entered a judgment against FCA US in the amount of U.S.$148.5 million (€141 million). On July 24, 2015, the Court issued a remittitur reducing the judgment against FCA US to U.S.$40 million (€38 million).
FCA US believes the jury verdict was not supported by the evidence or the law and appealed the Court’s verdict. FCA US maintains that the 1999 Jeep Grand Cherokee is not defective, and its fuel system does not pose an unreasonable risk to motor vehicle safety. The vehicle met or exceeded all applicable Federal Motor Vehicle Safety Standards, including the standard governing fuel system integrity. Furthermore, FCA US submitted extensive data to NHTSA validating that the vehicle performs as well as, or better than, peer vehicles in impact studies, and nothing revealed in the trial altered this data. During the trial, however, FCA US was not allowed to introduce all the data previously provided to NHTSA, which demonstrated that the vehicle’s fuel system is not defective.
On November 15, 2016, the Georgia Court of Appeals affirmed the Court’s verdict and judgment of U.S.$40 million (€38 million). On December 23, 2016, FCA US filed a petition with the Georgia Supreme Court. Oral arguments were held on October 24, 2017. While a decision by the Georgia Supreme Court could affirm the judgment, FCA US is seeking an order from the Georgia Supreme Court to instead overturn the verdict, order a new trial, or further modify the amount of the judgment. We do not believe a loss, if any, will exceed the amount of the current judgment and believe it is more likely that a loss, if any, will be less than the current judgment and will be covered by our existing provisions.